                                                  1996 ANNUAL REPORT
--------------------------------------------------------------------------------



                                                  GROWTH AND INCOME FUNDS
                                                 ------------------------------

                                                  BALANCED FUND
                                                 ------------------------------



{LOGO]                   GROWTH AND

                         INCOME FUND

CONTENTS


Growth and Income Fund

Letter to Shareholders . . . . . . . . . . . . .2
Financial Statements and Notes . . . . . . . . .8
Investments in Securities. . . . . . . . . . . 18
Independent Auditors' Report . . . . . . . . . 22
Federal Tax Information  . . . . . . . . . . . 23
Directors and Officers . . . . . . . . . . . . 24
Shareholder Services . . . . . . . . . . . . . 25
Glossary . . . . . . . . . . . . . . . . . . . 29


Balanced Fund

Letter to Shareholders . . . . . . . . . . . . .5
Financial Statements and Notes . . . . . . . . .8
Investments in Securities. . . . . . . . . . . 20
Independent Auditors' Report . . . . . . . . . 22
Federal Tax Information  . . . . . . . . . . . 23
Directors and Officers . . . . . . . . . . . . 24
Shareholder Services . . . . . . . . . . . . . 25
Glossary . . . . . . . . . . . . . . . . . . . 29


THIS REPORT IS INTENDED FOR SHAREHOLDERS OF GROWTH AND INCOME FUND AND BALANCED FUND, BUT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUNDS.

*AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.



[LOGO]

INTERNATIONAL GROWTH FUNDS
----------------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS
----------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
Growth and Income Fund
Balanced Fund

Portfolios composed of quality stocks and bonds offer the potential for both investment income and capital appreciation, considered a valuable combination by many investors.


INCOME FUNDS
----------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund


TAX-EXEMPT INCOME FUNDS
----------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


CASH MANAGEMENT FUNDS*
----------------------------------------
Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your lifelong goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

November 15, 1996
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we re no exception. At Piper Capital Management, we've recently made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.
    We've restructured our fund family to offer you a broader range of mutual funds - from small company to emerging markets. We've renamed certain funds so it's easier to identify how they invest. Take a look at the names, and you'll see what I mean.
    We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. When calling our toll-free number, you'll now have the option to listen to our portfolio managers talk about their current investment strategies and market outlook. Find out the many ways to reach us, including our toll-free number, on the back page of this report.
    Take a close look at the annual report in your hand. You'll see that the format is simpler and more inviting. The report has less jargon and is easier to read. We've even added a glossary of terms at the back of the book to help you better understand commonly used financial terms. Whenever you see this symbol v, it indicates a term that is defined in the glossary. In addition, we've developed more literature that clearly spells out each fund's investment process with succinct content that you can easily grasp. Flip to the back page for more information on how to order literature.
    You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized our investment management group so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.
    There is one thing that hasn't changed at Piper Capital, and that's the value we place on your Investment Executive. He or she plays an integral part in helping you build your wealth. Rely on your Piper Jaffray Investment Executive to give you the support and guidance that you need in working toward your financial goals.
    The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.
    That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can.

Thank you for your investment.

Sincerely,



/s/ William H. Ellis

William H. Ellis


         [PHOTO]

         William H. Ellis
         President
         Piper Capital Management
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                   1  1996 Annual Report - Growth and Income Funds

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

November 15, 1996
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1996, GROWTH AND INCOME FUND PROVIDED A 19.56%* TOTAL RETURN WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED, BUT NOT INCLUDING THE SALES CHARGE. The fund outperformed the Lipper Growth and Income Funds Average,+ which advanced 17.24%, and modestly lagged the Standard & Poor's 500 Index,** which gained 20.32% during the same time frame. The main reason for the fund's good investment results was our emphasis on growth stocks,*** which outperformed bonds.

FOR MUCH OF THE PERIOD, THE DIRECTION OF THE ECONOMY WAS UNCERTAIN, CAUSING VOLATILITY AMONG MANY SECTORS***. When the period began, the economy appeared to be slowing, but it picked up considerably early in 1996 before showing signs of moderating midway through the summer and into the fall. The slowdown in economic activity early in the period sent interest rates down and stock prices higher. When the economy began showing clear signs of strengthening in early 1996, as evidenced by higher commodity prices, investors bought stocks of companies that tend to perform well during periods of economic strength, such as basic materials stocks, which include steel, chemicals and paper. As the economy began to moderate, investors turned to blue-chip stocks*** whose profits are not greatly affected by a slowdown in economic activity.

OUR OVERWEIGHTING*** IN ECONOMICALLY SENSITIVE*** STOCKS HELPED PERFORMANCE EARLY IN THE PERIOD. One stock that performed particularly well was aerospace manufacturer Boeing Co. (2% of the fund's total


--------------------------------------------------------------------------------

         [PHOTO]
         JOHN SCHONBERG, CFA
         shares primary responsibility
         for the management of
         Growth and Income Fund. He
         has nine years of financial
         experience.
--------------------------------------------------------------------------------

FUND PERFORMANCE THROUGH SEPTEMBER 30, 1996*
--------------------------------------------------------------------------------

Growth of $10,000 Invested Since Inception


                   [GRAPH]


Average Annualized Total Returns
Includes 4% maximum sales charge.

One Year . . . . . . . . . . . . . . . . . 14.78%
Since Inception (7/21/92). . . . . . . . . 11.89%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED CERTAIN FUND 12B-1 FEES. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 14.47% ONE YEAR AND 11.62% SINCE INCEPTION.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

ALL FUND AND BENCHMARK PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS.


** AN UNMANAGED INDEX OF LARGE STOCKS THAT INCLUDES NO EXPENSES OR TRANSACTION CHARGES.

+ THE AVERAGE TOTAL RETURN OF SIMILAR FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

*** - This symbol represents a graduation cap, used throughout the report to indicate terms defined in the glossary.


                   2  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

assets). The company benefited due to increased orders from U.S. transportation companies and overseas companies, particularly in China and other areas of the Far East. Given our favorable forecast for the global airline industry, our outlook for Boeing remains positive.

OUR OVERWEIGHTING IN ENERGY STOCKS ALSO HELPED BOLSTER PERFORMANCE. Energy stock prices, which until recently had been depressed for several years, began to strengthen for several reasons. Valuations*** and dividend yields of many companies in this sector are attractive compared to the market, and the economic recovery taking place in many global markets is creating greater demand for energy. We continue to own Baker Hughes (1%) and Schlumberger (2%), two oil service companies, and we recently added Mobil (0.9%), a major oil company. Mobil has been through a significant restructuring and is now focusing on expanding its operation with what we believe is a solid management team. We believe the prices of many oil producing and oil service companies represent excellent values in today's market.

WE MAINTAINED AN UNDERWEIGHTING*** IN TECHNOLOGY STOCKS, WHICH PROVED TO BE A GOOD STRATEGY BECAUSE OF THE SIGNIFICANT VOLATILITY EXPERIENCED BY MANY STOCKS IN THIS SECTOR. After going through a difficult time early in the period, technology stocks rebounded midway through the period and finished the fiscal year on a strong note. However, although the stocks of some technology companies did very well, the prices of many other stocks in this group remained under considerable pressure throughout the period. We intend to maintain our underweighting in technology stocks, given their generally high valuations and uncertainty regarding future prospects.

LOOKING AHEAD, WE EXPECT TO INCREASE OUR WEIGHTING IN BLUE-CHIP STOCKS WITH GOOD GROWTH PROSPECTS, GIVEN THEIR FAVORABLE VALUATIONS. One area that is particularly attractive to us is the telephone utility group. Within that sector, we believe GTE (2%), which operates the largest independent telephone system, has the potential to outperform the market. Currently, the stock yields around 4%, and the


--------------------------------------------------------------------------------


         [PHOTO]

         PAUL DOW, CFA
         shares primary responsibility
         for the management of
         Growth and Income Fund. He
         has 22 years of financial
         experience.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.


                                       [GRAPH]


TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.

1   General Electric                           4%
---------------------------------------------------
2   H&R Block                                  3%
---------------------------------------------------
3   Abbott Laboratories                        3%
---------------------------------------------------
4   Exxon Corporation                          3%
---------------------------------------------------
5   Philip Morris Company                      3%
---------------------------------------------------
6   Ford Motor                                 2%
---------------------------------------------------
7   Texaco                                     2%
---------------------------------------------------
8   GTE                                        2%
---------------------------------------------------
9   Merck & Company                            2%
---------------------------------------------------
10  WMX Technologies                           2%
---------------------------------------------------


*** - This symbol represents a graduation cap, used throughout the report to indicate terms defined in the glossary.


                   2  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

company's earnings prospects look good. We also like AT&T (2%). The company has cut operating costs and is now going through a major restructuring that should make it more competitive. AT&T plans to split its communication services, network systems and computer divisions into three separate companies by the end of 1996. Moreover, the company is taking steps to compete with low-cost rivals, many of which are already operating on tight profit margins.

FINALLY, WE PLAN TO TAKE A DELIBERATE, HIGHLY SELECTIVE APPROACH TO REINVESTING OUR CASH RESERVES. It's been reported that because of the boom in mutual fund assets, some managers have been investing new cash flows into existing securities, regardless of their current prices. You can be sure that any security under consideration for this fund must meet our stringent criteria for investment before it is selected for your portfolio.

Thank you for your investment in Growth and Income Fund. We consider it a privilege to manage your money and appreciate the opportunity to serve your investment needs.


Sincerely,


/s/ John Schonberg

John Schonberg
Portfolio Manager


/s/Paul Dow

Paul Dow
Portfolio Manager


--------------------------------------------------------------------------------


         [PHOTO]

         David Steele
         assists with the management
         of Growth and Income Fund.
         He has 17 years of financial
         experience.
--------------------------------------------------------------------------------


                   4  1996 Annual Report - Growth and Income Funds

BALANCED FUND
--------------------------------------------------------------------------------

November 15, 1996
--------------------------------------------------------------------------------

Dear Shareholders:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1996, BALANCED FUND REGISTERED A 10.16%* TOTAL RETURN WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED, BUT NOT INCLUDING THE SALES CHARGE. The fund underperformed the Lipper Balanced Funds Average,++ which gained 12.46%. For the same time period, the Standard & Poor's 500 Index + and the Lehman Brothers Government Corporate Index** advanced 20.32% and 4.50%, respectively. The fund's underperformance reflects our decision to invest less in stocks compared to the average balanced fund. While we believe similar funds invested 60% in stocks and 40% in bonds during this period, Balanced Fund maintained a more conservative 50%/50% blend.

FOR MUCH OF THE PERIOD, THE DIRECTION OF THE ECONOMY WAS UNCERTAIN, CAUSING VOLATILITY AMONG MANY SECTORS***. Late last year, the economy appeared to be slowing, but it picked up considerably early in 1996 before showing signs of moderating midway through the summer and into the fall. The slowdown in economic activity early in the period sent interest rates down and stock prices higher. When the economy started to show clear signs of strengthening in early 1996, as evidenced by higher commodity prices, investors bought stocks of companies that tend to perform well during times of economic strength, such as basic materials stocks, which include steel, chemicals and paper. As the


--------------------------------------------------------------------------------


         [PHOTO]

         BRUCE SALVOG
         shares responsibility for the
         management of the
         fixed income portion of
         Balanced Fund. He has
         26 years of financial
         experience.
--------------------------------------------------------------------------------

FUND PERFORMANCE THROUGH SEPTEMBER 30, 1996*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception


                   [GRAPH]


--------------------------------------------------------------------------------
Average Annualized Total Returns
Includes 4% maximum sales charge.

One Year . . . . . . . . . . . . . . . . . .5.76%
Five Years . . . . . . . . . . . . . . . . 10.11%
Since Inception (3/16/87). . . . . . . . . .8.39%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED CERTAIN FUND 12B-1 FEES. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 5.38% ONE YEAR, 9.78% FIVE YEARS AND 7.93% SINCE INCEPTION.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

ALL FUND AND BENCHMARK PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS.

** An unmanaged index of all U.S.
government and Treasury securities and investment-grade corporate debt securities that includes no expenses or transaction charges.

+ An unmanaged index of large stocks that includes no expenses or transaction charges.
++ The average total return of similar funds as characterized by Lipper Analytical Services.

*** - This symbol represents a graduation cap, used throughout the report to indicate terms defined in the glossary.


                   5  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

economy began to moderate, investors turned to blue-chip stocks*** whose profits are not greatly affected by a slowdown in economic activity.

IN THE EQUITY PORTION OF THE PORTFOLIO, WE CONTINUED TO BE OVERWEIGHTED*** IN CAPITAL GOODS AND SERVICES, OUR LARGEST SECTOR. These stocks tend to fare well when the economy strengthens. Some of the fund s larger holdings in this group are Boeing (1% of the fund's total assets), General Electric (2%), 3M (2%) and WMX Technologies (1%), the nation's largest waste management company. These companies have gone through major restructuring to reduce operating costs and increase returns. As the economy continues to grow moderately, we believe they will be well positioned for above-average growth potential.

OUR OVERWEIGHTED POSITION IN THE ENERGY SECTOR BOLSTERED PERFORMANCE. After several years of underperforming the market, energy stocks rebounded solidly due to their attractive valuations*** and dividend yields and an increased demand for energy, fueled by a stronger global economy. Some of the fund's larger holdings in this sector include Burlington Resources (0.6%), which operates oil and natural gas wells in the south central region of the United States, and Baker Hughes (0.8%), which manufactures products for the petroleum, mineral-production, water-treatment, chemical and food-processing markets. In our opinion, these companies have strong management and solid growth potential.

DURING THE PERIOD, WE MAINTAINED AN UNDERWEIGHTED*** EXPOSURE TO THE TECHNOLOGY SECTOR. This strategy helped the fund's performance when these stocks declined in late 1995 and early 1996 due to lower-than-expected earnings for the group. While technology stocks began to rebound late in the period, we took a selective approach to adding investments in this sector. Many technology companies face rising capital expenditures and increasing pricing pressures, which have begun to cut into profitability. Moreover, valuations remain high.


--------------------------------------------------------------------------------


         [PHOTO]

         JOHN SCHONBERG, CFA
         shares responsibility for the
         management of the equity
         portion of Balanced Fund. He
         has nine years of financial
         experience.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.


                   [GRAPH]


--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

As a percentage of total assets on September 30, 1996.

1   General Electric                           2%
---------------------------------------------------
2   FNMA (Fannie Mae)                          2%
---------------------------------------------------
3   Procter & Gamble                           2%
---------------------------------------------------
4   3M                                         2%
---------------------------------------------------
5   Norwest                                    2%
---------------------------------------------------
6   Exxon Corporation                          2%
---------------------------------------------------
7   AlliedSignal                               1%
---------------------------------------------------
8   Royal Dutch Petroleum                      1%
---------------------------------------------------
9   Merck & Company                            1%
---------------------------------------------------
10  Enron                                      1%
---------------------------------------------------


*** - This symbol represents a graduation cap, used throughout the report to indicate terms defined in the glossary.


                   6  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

IN THE BOND PORTION OF THE FUND, OUR EFFECTIVE DURATION*** STRATEGY HELPED PROTECT SHAREHOLDER CAPITAL AND ENHANCE PERFORMANCE. In late 1995 and early 1996, we maintained a defensive*** duration compared to our bench-mark to help protect against a rise in interest rates. This strategy proved successful as rates rose early in 1996 due to stronger-than-expected economic growth. When we saw signs that the economy was starting to slow by mid-year, we shifted to a neutral*** duration posture. This approach helped performance, because a slowing economy brought stable interest rates and, in turn, higher income.

Our overweighted position in mortgage-backed securities and our decision to implement a ladder*** to bullet*** portfolio structure contributed to the fund s performance. Mortgages proved to be the best performing sector during the period, compared to corporate bonds and government securities. The ladder to bullet portfolio approach helped the fund increase income and protect shareholder capital during a period when the difference between yields on short- and long-term securities (i.e. the yield curve***) was widening. The ladder to bullet portfolio approach involves emphasizing bonds with maturities across the medium-term spectrum, which, in the case of the fund, are securities maturing between three and seven years. When the yield curve is steepening, bonds with these maturities tend to fare well compared to a combination of securities with short- and long-term maturities.

GOING FORWARD, WE REMAIN PARTICULARLY OPTIMISTIC ABOUT OUR INVESTMENT IN ENERGY STOCKS. We believe the prices of many oil producing and oil service companies represent excellent values in today's market. As for our fixed income strategy, we expect to keep a duration strategy that is neutral relative to our benchmark until we receive clearer signals concerning the direction of the economy. Near-term, we intend to maintain our current allocation of 50% in stocks and 50% in bonds. Given the strong run up in stock prices, we are reluctant to add new money to stocks until valuations become more attractive. Moreover, our near-term outlook for bonds is not optimistic enough to warrant additional investments in this area now.

Thank you for your investment in Balanced Fund. We are dedicated to serving your investment needs and helping you reach your financial goals.

Sincerely,



/s/ Bruce Salvog                       /s/ John Schonberg

Bruce Salvog                           John Schonberg
Portfolio Manager                      Portfolio Manager



/s/ David Steele                       /s/ Paul Dow

David Steele                           Paul Dow
Portfolio Manager                      Portfolio Manager


--------------------------------------------------------------------------------


         [PHOTO]

         David Steele
         shares responsibility for the
         management of the
         fixed income portion of
         Balanced Fund. He has
         17 years of financial
         experience.
--------------------------------------------------------------------------------


         [PHOTO]

         Paul Dow, CFA
         shares responsibility for the
         management of the equity
         portion of Balanced Fund. He
         has 22 years of financial
         experience.
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout the report to indicate terms defined in the glossary.


                   7  1996 Annual Report - Growth and Income Funds

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1996
 ..................................................................

                                                                 GROWTH
                                                               AND INCOME      BALANCED
                                                                  FUND           FUND
                                                              ------------   ------------

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $3,877,000 and
  $339,000, respectively) ..................................  $97,300,508    $45,127,572
Cash in bank on demand deposit .............................       51,021         54,122
Receivable for fund shares sold ............................      127,121         67,538
Other assets ...............................................       16,777          1,776
Dividends and accrued interest receivable ..................      234,962        273,865
                                                              ------------   ------------
  Total assets .............................................   97,730,389     45,524,873
                                                              ------------   ------------

LIABILITIES:
Open option contracts written at market value (premium
  received of $55,993 and $0, respectively) (note 6) .......      140,625             --
Payable for fund shares redeemed ...........................      254,174         35,523
Accrued investment management fee ..........................       58,704         27,566
Accrued distribution fee ...................................       24,264         11,394
Other accrued expenses .....................................       15,993          7,319
                                                              ------------   ------------
Total liabilities ..........................................      493,760         81,802
                                                              ------------   ------------
Net assets applicable to outstanding capital stock .........  $97,236,629    $45,443,071
                                                              ------------   ------------
                                                              ------------   ------------

REPRESENTED BY:
Capital stock - authorized 10 billion shares for each fund
  of $0.01 par value; outstanding, 6,464,268 and 3,227,093
  shares, respectively .....................................  $    64,643    $    32,271
Additional paid-in capital .................................   64,478,175     35,641,013
Undistributed net investment income ........................       61,629         24,113
Accumulated net realized gain on investments ...............    5,883,018      2,387,854
Unrealized appreciation of investments .....................   26,749,164      7,357,820
                                                              ------------   ------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $97,236,629    $45,443,071
                                                              ------------   ------------
                                                              ------------   ------------

Net asset value per share of outstanding capital stock .....  $     15.04    $     14.08
                                                              ------------   ------------
                                                              ------------   ------------

* Investments in securities at identified cost .............  $70,466,712    $37,769,752
                                                              ------------   ------------
                                                              ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

8  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Year Ended September 30, 1996
 ..................................................................

                                                                 GROWTH
                                                               AND INCOME      BALANCED
                                                                  FUND           FUND
                                                              ------------   ------------

INCOME:
Dividends (net of foreign withholding taxes of $8,051 and
  $3,562, respectively) ....................................  $ 2,056,865    $   505,257
Interest ...................................................      136,714      1,532,841
                                                              ------------   ------------

  Total investment income ..................................    2,193,579      2,038,098
                                                              ------------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................      639,184        342,187
Distribution fee ...........................................      424,685        227,300
Custodian and accounting fees ..............................       70,893         53,191
Transfer agent and dividend disbursing agent fees ..........       75,207         54,740
Registration fees ..........................................       21,435         14,757
Reports to shareholders ....................................       26,557         23,482
Amortization of organization costs .........................       16,243             --
Directors' fees ............................................        2,791          2,791
Audit and legal fees .......................................       34,747         34,427
Other expenses .............................................       13,172         13,033
                                                              ------------   ------------
  Total expenses ...........................................    1,324,914        765,908
Less expenses waived by the distributor ....................     (161,043)       (86,168)
Less expenses waived by the adviser ........................      (45,422)       (81,102)
                                                              ------------   ------------

  Net expenses before expenses paid indirectly .............    1,118,449        598,638
Less expenses paid indirectly ..............................       (3,793)          (585)
                                                              ------------   ------------

  Total net expenses .......................................    1,114,656        598,053
                                                              ------------   ------------

  Net investment income ....................................    1,078,923      1,440,045
                                                              ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................    6,012,377      2,867,497
Net change in unrealized appreciation or depreciation of
  investments ..............................................    7,464,585         28,858
                                                              ------------   ------------

  Net gain on investments ..................................   13,476,962      2,896,355
                                                              ------------   ------------

  Net increase in net assets resulting from operations .....  $14,555,885    $ 4,336,400
                                                              ------------   ------------
                                                              ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

9  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 GROWTH AND INCOME FUND              BALANCED FUND
                                                              -----------------------------   ----------------------------
                                                               Year Ended      Year Ended      Year Ended     Year Ended
                                                                 9/30/96         9/30/95        9/30/96         9/30/95
                                                              -------------   -------------   ------------   -------------

OPERATIONS:
Net investment income ......................................   $  1,078,923   $   1,319,711   $  1,440,045   $   1,529,179
Net realized gain on investments ...........................      6,012,377       1,154,360      2,867,497       1,462,490
Net change in unrealized appreciation or depreciation of
  investments ..............................................      7,464,585      14,777,345         28,858       5,480,753
                                                              -------------   -------------   ------------   -------------

  Net increase in net assets resulting from operations .....     14,555,885      17,251,416      4,336,400       8,472,422
                                                              -------------   -------------   ------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................     (1,181,927)     (1,345,444)    (1,452,108)     (1,593,407)
From net realized gains ....................................       (996,506)       (237,873)    (1,746,546)       (443,615)
                                                              -------------   -------------   ------------   -------------
  Total distributions ......................................     (2,178,433)     (1,583,317)    (3,198,654)     (2,037,022)
                                                              -------------   -------------   ------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
Proceeds from sales ........................................     18,689,037       6,264,849      9,367,148       7,292,483
Shares issued for reinvestment of distributions ............      2,178,416       1,587,615      3,199,026       2,041,758
Merger of Hercules North American Growth and Income Fund
  (note 7) .................................................      7,333,808              --             --              --
Payments for shares redeemed ...............................    (16,773,069)    (22,910,085)   (12,252,477)    (17,558,182)
                                                              -------------   -------------   ------------   -------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................     11,428,192     (15,057,621)       313,697      (8,223,941)
                                                              -------------   -------------   ------------   -------------
  Total increase (decrease) in net assets ..................     23,805,644         610,478      1,451,443      (1,788,541)

Net assets at beginning of year ............................     73,430,985      72,820,507     43,991,628      45,780,169
                                                              -------------   -------------   ------------   -------------

Net assets at end of year ..................................   $ 97,236,629   $  73,430,985   $ 45,443,071   $  43,991,628
                                                              -------------   -------------   ------------   -------------
                                                              -------------   -------------   ------------   -------------

Undistributed net investment income ........................   $     61,629   $     155,433   $     24,113   $      36,176
                                                              -------------   -------------   ------------   -------------
                                                              -------------   -------------   ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

10  1996 Annual Report - Growth and Income Funds

             Notes to Financial Statements
--------------------------------------------------

(1) ORGANIZATION
 ................................................................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including Growth and Income Fund and Balanced Fund (the funds), each of which is classified as a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      Growth and Income Fund invests primarily in stocks of large, established companies that appear undervalued and potentially offer long-term dividend and earnings growth. The fund may also invest in fixed income securities including U.S. government securities and nonconvertible preferred stock. On June 21, 1996, Growth and Income Fund acquired all of the net assets of Hercules North American Growth and Income Fund in a tax-free reorganization approved by Hercules Funds' shareholders on June 18, 1996.

                      Balanced Fund invests in both common stocks and fixed income securities on the basis of combined considerations of risk, income, capital appreciation and protection of capital value.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                      INVESTMENTS IN SECURITIES
                      Investments in securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sales price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

                      The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

                      Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur, if the Company's management determines for any other reason that valuations provided by the pricing service are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

11  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each fund maintains, in segregated accounts with the custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of each fund's net asset value if the funds make such purchases while remaining substantially fully invested. As of September 30, 1996, the funds had no outstanding when-issued or forward-commitments.

--------------------------------------------------------------------------------

12  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" and "straddle" transactions and the non-deductability of amortization of organization costs.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase undistributed net investment income and decrease additional paid-in-capital by $9,200 for Growth and Income Fund. There were no permanent book-to-tax differences for Balanced Fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared and paid quarterly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of the funds. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

--------------------------------------------------------------------------------

13  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short term securities, for the year ended September 30, 1996, were as follows:

                                                    GROWTH
                                                  AND INCOME        BALANCED
                                                     FUND             FUND
                                                 ------------     ------------
Purchases ...................................    $ 21,150,408     $ 12,333,995
Proceeds from sales .........................    $ 17,857,646     $ 13,845,328

                      For the year ended September 30, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(4) CAPITAL SHARE TRANSACTIONS
 ................................................................................
                      Transactions in shares of each fund for the years ended September 30, 1996, and 1995, were as follows:

                                                   GROWTH
                                                 AND INCOME       BALANCED
                                                    FUND            FUND
                                                 -----------     -----------
1996:
  Sold ......................................      1,318,710         671,093
  Issued for reinvested distributions .......        156,296         231,008
  Shares issued in connection with the merger
    of Hercules North American Growth and
    Income Fund .............................        494,086              --
  Redeemed ..................................     (1,183,011)       (877,520)
                                                 -----------     -----------
    Increase ................................        786,081          24,581
                                                 -----------     -----------
                                                 -----------     -----------
1995:
  Sold ......................................        536,973         582,543
  Issued for reinvested distributions .......        145,560         166,353
  Redeemed ..................................     (2,097,497)     (1,423,325)
                                                 -----------     -----------
    Decrease ................................     (1,414,964)       (674,429)
                                                 -----------     -----------
                                                 -----------     -----------

(5) EXPENSES
 ................................................................................
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated
                      (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million.

                      Each fund also pays Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, a monthly fee for providing shareholder services and distribution-related services. The fee is limited to an annual rate of 0.50% of average daily net assets for each fund and includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. For the year ended September 30, 1996, Piper Jaffray voluntarily agreed to limit the fee to an annual rate of 0.32% of each fund's average daily net assets.

                      The company has also entered into shareholder servicing agreements under which Piper Jaffray and Piper Trust Company perform various transfer and dividend disbursing agent services for accounts

--------------------------------------------------------------------------------

14  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------
                      held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust Company for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1996, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                  GROWTH
                                                   AND
                                                  INCOME      BALANCED
                                                   FUND         FUND
                                                 --------     --------
Piper Jaffray ...............................    $49,083      $17,321
Piper Trust .................................    $ 1,859      $17,282
                                                 --------     --------
                                                 $50,942      $34,603
                                                 --------     --------
                                                 --------     --------

                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ended September 30, 1996, Piper Capital voluntarily limited total fees and expenses, including the distribution and servicing fees, but excluding interest and income tax expenses, to an annual rate of 1.32% of average daily net assets for the funds.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

                      Sales charges received by Piper Jaffray for distributing the funds' shares were $187,370 and $73,382 for Growth and Income Fund and Balanced Fund, respectively, for the year ended 1996.

(6) OPTION CONTRACTS WRITTEN
 ................................................................................
                      The number of contracts and premium amounts associated with call option contracts written during the year ended September 30, 1996, for Growth and Income Fund were as follows:

                                                   CALL OPTIONS
                                                 -----------------
                                                 NUMBER
                                                 OF       PREMIUM
                                                 CONTRACTS  AMOUNT
                                                 ----     --------
Balance at September 30, 1995 ...............     --      $    --
  Opened ....................................    230       55,993
                                                 ----     --------
Balance at September 30, 1996 ...............    230      $55,993
                                                 ----     --------
                                                 ----     --------

(7) MERGER
 ................................................................................
                      As described in note 1 to the financial statements, on June 21, 1996 the net assets of Hercules North American Growth and Income Fund were acquired in a tax-free merger. Growth and Income Fund issued 494,086 shares in exchange for net assets of $7,333,808 of Hercules North American Growth and Income Fund. Included in the net assets acquired was $1,114,581 in unrealized appreciation. The aggregate net assets of the combined fund following the transaction totalled $96,447,398.

--------------------------------------------------------------------------------

15  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GROWTH AND INCOME FUND

                                                                                                  Period
                                                                                                   ended
                                                       Fiscal year ended September 30,            September
                                                 --------------------------------------------     30,
                                                   1996        1995        1994        1993       1992(d)
                                                 --------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $  12.93     $ 10.27     $ 10.30     $ 10.01     $10.00
                                                 --------     -------     -------     -------     -------
Operations:
  Net investment income .....................        0.18        0.19        0.24        0.24       0.03
  Net realized and unrealized gains (losses)
    on investments ..........................        2.31        2.70        0.02        0.29      (0.02)
                                                 --------     -------     -------     -------     -------
    Total from operations ...................        2.49        2.89        0.26        0.53       0.01
                                                 --------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................       (0.20)      (0.19)      (0.24)      (0.24)        --
  From net realized gains on investments ....       (0.18)      (0.04)      (0.05)         --         --
                                                 --------     -------     -------     -------     -------
    Total distributions to shareholders .....       (0.38)      (0.23)      (0.29)      (0.24)        --
                                                 --------     -------     -------     -------     -------
Net asset value, end of period ..............    $  15.04     $ 12.93     $ 10.27     $ 10.30     $10.01
                                                 --------     -------     -------     -------     -------
                                                 --------     -------     -------     -------     -------
SELECTED INFORMATION
Total return (a) ............................       19.56%      28.81%       2.53%       5.41%      0.10%
Net assets at end of period (in millions) ...    $     97     $    73     $    73     $    96     $   52
Ratio of expenses to average daily net assets
  (b) .......................................        1.32%       1.32%       1.29%       1.32%      1.28%(e)
Ratio of net investment income to average
  daily net assets (b) ......................        1.26%       1.93%       2.26%       2.51%      3.00%(e)
Portfolio turnover rate (excluding short-term
  securities) ...............................          22%         14%         20%         26%         1%
Average brokerage commission rate (c) .......    $ 0.0600         n/a         n/a         n/a        n/a

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 1.56%/1.02%, 1.60%/1.65%, 1.62%/1.93%, 1.58%/2.25% AND 2.06%/2.22% FOR FISCAL 1996,
     1995, 1994, 1993, AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C) BEGINNING IN FISCAL 1996, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON PURCHASES AND SALES OF PORTFOLIO SECURITIES BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD.
(D)  COMMENCEMENT OF OPERATIONS WAS JULY 27, 1992.
(E)  ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------

16  1996 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

(8) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      BALANCED FUND

                                                             Fiscal year ended September 30,
                                                 --------------------------------------------------------
                                                   1996        1995        1994        1993        1992
                                                 --------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $  13.74     $ 11.81     $ 12.23     $ 11.88     $ 10.77
                                                 --------     -------     -------     -------     -------
Operations:
  Net investment income .....................        0.44        0.47        0.38        0.34        0.38
  Net realized and unrealized gains (losses)
    on investments ..........................        0.89        1.93       (0.26)       0.65        1.17
                                                 --------     -------     -------     -------     -------
    Total from operations ...................        1.33        2.40        0.12        0.99        1.55
                                                 --------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................       (0.44)      (0.35)      (0.37)      (0.34)      (0.39)
  From net realized gains on investments ....       (0.55)      (0.12)      (0.17)      (0.30)      (0.05)
                                                 --------     -------     -------     -------     -------
    Total distributions to shareholders .....       (0.99)      (0.47)      (0.54)      (0.64)      (0.44)
                                                 --------     -------     -------     -------     -------
Net asset value, end of period ..............    $  14.08     $ 13.74     $ 11.81     $ 12.23     $ 11.88
                                                 --------     -------     -------     -------     -------
                                                 --------     -------     -------     -------     -------
SELECTED INFORMATION
Total return (a) ............................       10.16%      21.78%       1.00%       8.51%      14.75%
Net assets at end of period (in millions) ...    $     45     $    44     $    46     $    57     $    28
Ratio of expenses to average daily net assets
  (b) .......................................        1.32%       1.32%       1.32%       1.32%       1.32%
Ratio of net investment income to average
  daily net assets (b)                               3.16%       3.54%       3.03%       3.13%       3.57%
Portfolio turnover rate (excluding short-term
  securities) ...............................          27%         39%         62%         41%         58%
Average brokerage commission rate (c) .......    $ 0.0600         n/a         n/a         n/a         n/a

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 1.69%/2.79%, 1.65%/3.21%, 1.60%/2.75%, 1.62%/2.83%, AND 1.77%/3.12%,FOR FISCAL 1996,
     1995, 1994, 1993, AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C) BEGINNING IN FISCAL 1996, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON PURCHASES AND SALES OF PORTFOLIO SECURITIES BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD.

--------------------------------------------------------------------------------

17  1996 Annual Report - Growth and Income Funds

                           Investments in Securities
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND                                          September 30, 1996
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (96.1%):
  BASIC MATERIALS (8.5%):
    Air Products & Chemicals ............................       31,200      $  1,817,400
    Aluminum Company of America .........................       20,000         1,180,000
    duPont (E.I.) de Nemours & Co. ......................       12,400         1,094,300
    Englehard Corp. .....................................       25,000           575,000
    Morton International ................................       42,400         1,685,400
    Union Camp ..........................................       14,500           708,688
    Monsanto Co. ........................................       33,500(d)      1,222,750
                                                                            ------------
                                                                               8,283,538
                                                                            ------------

  CAPITAL GOODS AND SERVICES (14.8%):
    AlliedSignal Inc. ...................................       25,000         1,646,875
    Boeing Co. ..........................................       21,500         2,031,750
    Emerson Electric ....................................       10,500           946,313
    Fluor Corp. .........................................       28,800         1,771,200
    General Electric ....................................       44,500         4,049,500
    Minnesota Mining & Manufacturing Co. ................       26,200         1,830,725
    WMX Technologies, Inc. ..............................       64,200         2,110,575
                                                                            ------------
                                                                              14,386,938
                                                                            ------------

  CONSUMER DURABLES (4.6%):
    Eastman Kodak .......................................        6,900           541,650
    Ford Motor ..........................................       77,900         2,434,375
    General Motors ......................................       30,400         1,459,200
                                                                            ------------
                                                                               4,435,225
                                                                            ------------

  CONSUMER NON-DURABLES (11.0%):
    Anheuser-Busch Co. ..................................       24,800           933,100
    Coca-Cola Co. .......................................       16,800           854,700
    Colgate-Palmolive ...................................       19,000         1,650,625
    Philip Morris Co. ...................................       28,000         2,513,000
    Procter & Gamble ....................................       20,500         1,998,750
    Reebok International ................................       49,000         1,702,750
    General Mills .......................................       18,000         1,086,750
                                                                            ------------
                                                                              10,739,675
                                                                            ------------

  CONSUMER SERVICES (5.5%):
    Carnival Corp. - Class A ............................       40,000         1,240,000
    Gannett Co. .........................................       20,000         1,407,500
    H&R Block ...........................................       89,900         2,674,525
                                                                            ------------
                                                                               5,322,025
                                                                            ------------

  FINANCIAL SERVICES (8.8%):
    American Express ....................................       27,000         1,248,750
    BankAmerica Corp. ...................................       18,400         1,511,100
    Chubb Corp. .........................................       31,000         1,426,000
    Federal National Mortgage Association ...............       44,000         1,534,500
    J.P. Morgan .........................................       12,100         1,075,387
    Norwest Corp. .......................................       42,900         1,753,538
                                                                            ------------
                                                                               8,549,275
                                                                            ------------

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------

  HEALTH CARE (8.8%):
    Abbott Laboratories .................................       51,400      $  2,531,450
    American Home Products ..............................       15,200           969,000
    Johnson & Johnson ...................................       19,200           984,000
    Medtronic, Inc. .....................................       13,700           878,512
    Merck & Co., Inc. ...................................       30,800         2,167,550
    Schering-Plough .....................................       16,000           984,000
                                                                            ------------
                                                                               8,514,512
                                                                            ------------

  RETAIL TRADE (3.6%):
    Dayton Hudson .......................................       26,700           881,100
    Home Depot ..........................................       16,600           944,125
    Limited Inc. ........................................       18,417           352,225
    Tandy Corp. .........................................       32,000         1,292,000
                                                                            ------------
                                                                               3,469,450
                                                                            ------------

  TECHNOLOGY (5.5%):
    CompuServe Corp. ....................................       53,000(b)        715,500
    Electronic Data Systems .............................       23,009         1,412,177
    Imation Corp. .......................................       37,620(b)        921,690
    Intel Corp. .........................................       11,600(d)      1,107,075
    Lucent Technologies .................................       15,975           732,853
    Cisco Systems, Inc. .................................        8,000(b)(d)      496,500
                                                                            ------------
                                                                               5,385,795
                                                                            ------------

  TRANSPORTATION (1.9%):
    Burlington Northern Santa Fe ........................       21,700         1,830,937
                                                                            ------------

  UTILITIES (11.4%):
    AirTouch Communications .............................       56,900(b)      1,571,863
    AT&T Corp. ..........................................       38,600         2,016,850
    BellSouth Corp. .....................................       38,000         1,406,000
    Enron ...............................................       47,800         1,947,850
    FPL Group ...........................................       26,500         1,146,125
    GTE Corp. ...........................................       57,700         2,221,450
    SBC Communications ..................................       16,800           808,500
                                                                            ------------
                                                                              11,118,638
                                                                            ------------

  ENERGY (11.7%):
    Baker Hughes Inc. ...................................       40,700         1,236,263
    Burlington Resources ................................       31,700         1,406,687
    Exxon Corp. .........................................       30,200         2,514,150
    Royal Dutch Petroleum ...............................        9,600         1,498,800
    Schlumberger Ltd. ...................................       17,600         1,487,200
    Texaco Inc. .........................................       25,200         2,318,400
    Mobil Corp. .........................................        8,000           926,000
                                                                            ------------
                                                                              11,387,500
                                                                            ------------

      Total Common Stock
        (cost: $66,589,712)  ............................                     93,423,508
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

18                                     1996 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
SHORT-TERM SECURITIES (4.0%):
    Repurchase agreement with Goldman Sachs, acquired on
      9/30/96, interest of $625, 5.80%, 10/1/96
      (cost: $3,877,000) ................................  $ 3,877,000(c)   $  3,877,000
                                                                            ------------

      Total Investments in Securities
        (cost: $70,466,712) (e)  ........................                   $ 97,300,508
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D)  AT SEPTEMBER 30, 1996, THE FUND HAS OPEN WRITTEN CALL OPTION CONTRACTS
     DETAILED AS FOLLOWS:


EXPIRATIONMARKETDESCRIPTION                                  NUMBER OF
DATEVALUE                                  CONTRACTS
---                                  -----------
                                           EXERCISE
                                           OPTION
                                           --
                                           --------------- --------------
CISCO SYSTEMS, INC......            40      $   60.00    OCTOBER 1996  $  14,000
CISCO SYSTEMS, INC......            40      $   65.00    OCTOBER 1996  $   3,500
INTEL CORP..............            50      $   75.00    OCTOBER 1996  $ 103,125
MONSANTO CO.............           100      $   35.00    OCTOBER 1996  $  20,000
                                                                       ---------
                                                                       $ 140,625
                                                                       ---------
                                                                       ---------

(E) ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $70,476,001. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 28,409,416
      GROSS UNREALIZED DEPRECIATION ......    (1,584,909)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 26,824,507
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

19                                     1996 Annual Report - Growth and Income
                                     Funds

                           Investments in Securities
--------------------------------------------------------------------------------

BALANCED FUND                                                   September 30, 1996
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (49.8%):
  BASIC MATERIALS (4.6%):
      Air Products & Chemicals ..........................        8,000      $    466,000
      Aluminum Company of America .......................        4,000           236,000
      duPont (E.I.) de Nemours & Co. ....................        3,300           291,225
      Englehard Corp. ...................................       10,500           241,500
      International Paper ...............................        6,800           289,000
      Morton International ..............................        9,000           357,750
      Phelps Dodge ......................................        3,000           192,375
                                                                            ------------
                                                                               2,073,850
                                                                            ------------

  CAPITAL GOODS AND SERVICES (8.8%):
      AlliedSignal Inc. .................................       10,000           658,750
      Boeing Co. ........................................        5,300           500,850
      Emerson Electric ..................................        3,000           270,375
      Fluor Corp. .......................................        6,600           405,900
      General Electric ..................................       10,000           910,000
      Minnesota Mining & Manufacturing Co.                      10,500           733,688
      WMX Technologies, Inc. ............................       15,400           506,275
                                                                            ------------
                                                                               3,985,838
                                                                            ------------

  COMMERCIAL SERVICES (0.4%):
      Sensormatic Electronics ...........................       10,000           178,749
                                                                            ------------

  CONSUMER DURABLES (1.7%):
      Ford Motor ........................................       14,400           450,000
      General Motors ....................................        6,400           307,200
                                                                            ------------
                                                                                 757,200
                                                                            ------------

  CONSUMER NON-DURABLES (3.7%):
      Coca-Cola Co. .....................................        4,100           208,588
      Philip Morris Co. .................................        4,400           394,900
      Procter & Gamble ..................................        8,200           799,500
      Reebok International ..............................        8,000           278,000
                                                                            ------------
                                                                               1,680,988
                                                                            ------------

  CONSUMER SERVICES (2.2%):
      Carnival Corp. - Class A ..........................       10,000           310,000
      H&R Block .........................................       15,000           446,250
      McDonald's Corp. ..................................        5,000           236,875
                                                                            ------------
                                                                                 993,125
                                                                            ------------

  FINANCIAL SERVICES (4.9%):
      Associates First Capital 'A' ......................        1,300            53,300
      BankAmerica Corp. .................................        5,224           429,021
      Chubb Corp. .......................................        4,000           184,000
      Federal National Mortgage Association                     23,800           830,025
      Norwest Corp. .....................................       17,700           723,488
                                                                            ------------
                                                                               2,219,834
                                                                            ------------

  HEALTH CARE (4.1%):
      American Home Products ............................        9,200           586,500
      Medtronic, Inc. ...................................        6,800           436,050
      Merck & Co., Inc. .................................        9,000           633,375

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      United Healthcare .................................        5,000      $    208,125
                                                                            ------------
                                                                               1,864,050
                                                                            ------------

  RETAIL TRADE (2.7%):
      Gap Inc. ..........................................       11,800           340,724
      Home Depot ........................................        5,600           318,500
      Limited Inc. ......................................        9,246           176,830
      Tandy Corp. .......................................       10,100           407,788
                                                                            ------------
                                                                               1,243,842
                                                                            ------------

  TECHNOLOGY (3.8%):
      CompuServe Corp. ..................................       17,500(b)        236,250
      DSC Communications ................................        7,000(b)        175,000
      Electronic Data Systems ...........................        7,400           454,175
      General Instrument ................................       11,000(b)        272,250
      Imation Corp. .....................................        9,050(b)        221,725
      Intel Corp. .......................................        2,800           267,225
      Motorola, Inc. ....................................        2,000           103,250
                                                                            ------------
                                                                               1,729,875
                                                                            ------------

  TRANSPORTATION (1.0%):
      Burlington Northern Santa Fe ......................        5,700           480,937
                                                                            ------------

  UTILITIES (5.7%):
      AirTouch Communications ...........................        9,500(b)        262,437
      AT&T Corp. ........................................        9,000           470,250
      BellSouth Corp. ...................................       11,000           407,000
      Enron .............................................       14,500           590,875
      GTE Corp. .........................................       13,800           531,300
      Wisconsin Energy Corp. ............................       13,250           357,750
                                                                            ------------
                                                                               2,619,612
                                                                            ------------

  ENERGY (6.2%):
      Anadarko Petroleum ................................        4,000           223,500
      Baker Hughes Inc. .................................       11,600           352,350
      Burlington Resources ..............................        6,000           266,250
      Exxon Corp. .......................................        8,400           699,300
      Royal Dutch Petroleum .............................        4,100           640,113
      Schlumberger Ltd. .................................        4,300           363,350
      Texaco Inc. .......................................        3,000           276,000
                                                                            ------------
                                                                               2,820,863
                                                                            ------------

        Total Common Stock
          (cost: $15,551,571)  ..........................                     22,648,763
                                                                            ------------

CORPORATE BONDS (12.3%):
      American Express Credit Corporation, 7.38%,
        2/1/99 ..........................................  $   400,000           407,492
      Aon Corp., 6.88%, 10/1/99 .........................      400,000           402,344
      Boeing Co., 8.75%, 9/15/31 ........................      500,000           572,895
      Ford Holdings, 9.25%, 3/1/00 ......................      400,000           429,900
      General Motors Acceptance Corp., 6.75%, 3/15/03 ...      400,000           391,536
      Heller Financial, 9.13%, 8/1/99 ...................      300,000           318,147
      Korea Electric Power ADS, 6.38%, 12/1/03 ..........      500,000           478,300

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

20                                     1996 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

BALANCED FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Lehman Brothers, 5.04%, 12/15/03 ..................  $   650,000      $    650,312
      MCI Communications, 7.13%, 6/15/27                       500,000           510,055
      NationsBank Corp., 6.63%, 1/15/98 .................      400,000           402,904
      Pennsylvania Power and Light, 7.70%, 10/1/09 ......      500,000           521,600
      Time Warner Inc., 8.88%, 10/1/12 ..................      500,000           524,720
                                                                            ------------

        Total Corporate Bonds
          (cost: $5,489,947)  ...........................                      5,610,205
                                                                            ------------

U.S. GOVERNMENT AND AGENCY SECURITIES (30.8%):
  GOVERNMENT TRUST CERTIFICATES (0.8%):
      9.25%, Government Trust Certificate, 11/15/01 .....      350,000           372,789
                                                                            ------------

  U.S. AGENCY DEBENTURES (4.3%):
      5.94%, FHLMC, 9/21/99 .............................    1,000,000           989,260
      6.63%, FNMA, 3/21/06 ..............................    1,000,000           975,320
                                                                            ------------
                                                                               1,964,580
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (12.9%):
    FIXED RATE (10.5%):
      6.50%, FHLMC, 9/1/25 ..............................      386,051           363,849
      7.00%, FHLMC, 11/1/25 .............................      676,323           655,181
      7.50%, FHLMC, 3/1/11 ..............................      484,514           488,443
      6.50%, FHLMC, 1/1/01 ..............................      514,974           511,266
      8.00%, FHLMC, 11/1/24 .............................    1,004,780         1,015,631
      6.50%, FHLMC, Series 1056, Class KB, 3/15/01 ......      456,759           456,581
      6.00%, FNMA, 4/1/09 ...............................      836,301           797,220
      6.00%, FNMA, 3/1/03 ...............................      400,945           388,035
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....       68,502            70,848
                                                                            ------------
                                                                               4,747,054
                                                                            ------------

    FLOATING RATE (2.4%):
      6.80%, FHLMC, Series 1435, Class FA, LIBOR,
        12/15/22 ........................................      586,622(d)        590,693
      7.27%, FNMA, 4/1/18 ...............................      506,490(d)        520,905
                                                                            ------------
                                                                               1,111,598
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (12.8%):
      8.13%, U.S. Treasury Bond, 8/15/19 ................    1,000,000         1,118,650
      8.50%, U.S. Treasury Bond, 2/15/20 ................    1,000,000         1,161,990
      5.75%, U.S. Treasury Note, 8/15/03 ................    1,200,000         1,144,572
      5.88%, U.S. Treasury Note, 2/15/04 ................    1,000,000           956,910
      6.75%, U.S. Treasury Note, 6/30/99 ................    1,000,000         1,012,690
      6.35%, U.S. Treasury Strip, 2/15/15 ...............    1,500,000(c)        410,295
                                                                            ------------
                                                                               5,805,107
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $13,827,550)  ..........................                     14,001,128
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (3.3%):
  FIXED RATE (3.3%):
      6.40%, Capstead Securities Corporation, Series
        1993-D, Class D2, 7/25/23 .......................  $   270,618      $    261,357
      8.50%, Residential Funding Mortgage Securities,
        Series 1992-S26, Class A17, 6/25/09 .............      900,000           910,336
      9.30%, Security Pacific National Bank, Series
        1989-A, Class 7, 8/25/19 ........................      338,598           338,069
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $1,544,484)  ...........................                      1,509,762
                                                                            ------------

ASSET-BACKED SECURITIES (2.2%):
      General Motors Acceptance Corp., Series 1994-A,
        Grantor Trust, 6.30%, 6/15/99 ...................      254,503           255,732
      NationsBank Credit Card Master Trust, Series
        1993-1, Class A, 4.75%, 9/15/98 .................      480,000           479,933
      Premier Auto Trust, Series 1993-6, Class A2, 4.65%,
        11/2/99 .........................................      285,738           283,049
                                                                            ------------

        Total Asset-Backed Securities
          (cost: $1,017,200)  ...........................                      1,018,714
                                                                            ------------

SHORT-TERM SECURITIES (0.7%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/96, interest of $55, 5.80%, 10/1/96
        (cost: $339,000) ................................      339,000(e)        339,000
                                                                            ------------

        Total Investments in Securities
          (cost: $37,769,752) (f)  ......................                   $ 45,127,572
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C)  FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD
     ON THE DATE OF PURCHASE.
(D)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         ADJUSTABLE RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED
           INDEX.
(E)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(F)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $37,769,752. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  8,165,876
      GROSS UNREALIZED DEPRECIATION ......      (808,056)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  7,357,820
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

21                                     1996 Annual Report - Growth and Income
                                     Funds

             Independent Auditors' Report
--------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Growth and Income Fund and Balanced Fund (funds within Piper Funds Inc.) as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Fund and Balanced Fund as of September 30, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 14, 1996

--------------------------------------------------------------------------------

22  1996 Annual Report - Growth and Income Funds

             Federal Income Tax Information
--------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, 86.38% AND 33.69% QUALIFYING FOR DEDUCTION BY CORPORATIONS, RESPECTIVELY)

                                                  GROWTH
                                                   AND
                                                  INCOME      BALANCED
PAYABLE DATE                                       FUND         FUND
---------------------------------------------    --------     --------
December 22, 1995 ...........................    $0.0780      $0.1200
March 25, 1996 ..............................     0.0500       0.1000
June 17, 1996 ...............................     0.0300       0.1000
September 30, 1996 ..........................     0.0400       0.1200
                                                 --------     --------
  Total .....................................    $0.1980      $0.4400
                                                 --------     --------
                                                 --------     --------

                      SHORT-TERM GAINS (TAXABLE AS ORDINARY DIVIDENDS)

                                                  GROWTH
                                                   AND
                                                  INCOME      BALANCED
PAYABLE DATE                                       FUND         FUND
---------------------------------------------    --------     --------
December 5, 1995 ............................    $0.1154      $0.1132
                                                 --------     --------
                                                 --------     --------

                      LONG-TERM GAINS (TAXABLE AS CAPITAL GAINS DIVIDENDS)

                                                  GROWTH
                                                   AND
                                                  INCOME      BALANCED
PAYABLE DATE                                       FUND         FUND
---------------------------------------------    --------     --------
December 5, 1995 ............................    $0.0602      $0.4409
                                                 --------     --------
                                                 --------     --------

--------------------------------------------------------------------------------

23  1996 Annual Report - Growth and Income Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      DISTRIBUTOR
                      Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND TRANSFER AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      INDEPENDENT AUDITORS
                      KPMG Peat Marwick LLP
                      4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

24   1996 Annual Report - Growth and Income Funds

                                 SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$50 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT Plus account, you are protected up to $50 million in the unlikely event that Piper Jaffray were to fail financially. Other securities clients of Piper Jaffray are protected up to $25 million. This protection does not cover market loss.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


--------------------------------------------------------------------------------

                   25  1996 Annual Report - Growth and Income Funds

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                   26  1996 Annual Report - Growth and Income Funds

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                   27  1996 Annual Report - Growth and Income Funds

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                   28  1996 Annual Report - Growth and Income Funds

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

BLUE-CHIP STOCK
Stock of a nationally-known company with a long record of profit growth and dividend payment and a reputation for quality management, products and services.

BULLET PORTFOLIO STRUCTURE
A bullet portfolio structure emphasizes securities whose maturities fall in one particular section of the yield curve.

ECONOMICALLY SENSITIVE STOCKS
Economically sensitive stocks, also called cyclical stocks, are shares of companies that are highly dependent on the state of the economy. When things slow down, their earnings generally fall rapidly, and typically, so does the stock price. But when the economy recovers, earnings generally rise rapidly, and the price of the stock typically goes up.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an AGGRESSIVE EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a DEFENSIVE EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as its benchmark.

GROWTH STOCK
Stock of a corporation that has exhibited faster-than-average gains in earnings over the last few years and is expected to continue to show high levels of profit growth. Over the long run, growth stocks tend to outperform slower-growing or stagnant stocks. Growth stocks are riskier investments than average stocks, however, since they usually have higher price/earnings ratios and make little or no dividend payments to shareholders.

LADDER PORTFOLIO STRUCTURE
A ladder portfolio structure emphasizes securities with maturities on many different points on the yield curve.

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

SECTOR
Refers to a particular group of stocks, usually in one industry.

UNDERWEIGHTED OR UNDERWEIGHTING
In portfolio management, underweighting means a fund's portfolio contains a lower percentage of a certain sector or stock than its benchmark.

VALUATION
The determined or estimated value of a
particular stock.

YIELD CURVE
The yield curve is a graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.


--------------------------------------------------------------------------------

FOR MORE INFORMATION

By Phone [SYMBOL]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:

15  for Growth and Income Fund
16  for Balanced Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [SYMBOL]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE [SYMBOL]

http://www.piperjaffray.com/
money_management/


*** - This symbol represents a graduation cap, used throughout the report to indicate terms defined in the glossary.


                        29  1996 Annual Report - Income Funds

Growth and Income Funds
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

[LOGO]                  PIPER FUNDS   222 South Ninth Street
                        Minneapolis, MN 55402-3804

                        PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.